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                    AMENDMENT NUMBER TWO TO CREDIT AGREEMENT
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          This AMENDMENT NUMBER TWO TO CREDIT AGREEMENT, dated as of July 11,
1995 (this "Amendment"), is entered into among NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation (the "Borrower"), the financial institutions which are signatories to the Credit Agreement (each a "Bank" and, collectively, the "Banks"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent for the Banks thereunder (in such capacity, the "Agent").

          WHEREAS, the Borrower has requested that the Banks amend certain provisions of the Credit Agreement to provide for, among other things, the extension of the Termination Date, the reduction of certain interest rates and the revision of certain covenants.

          WHEREAS, subject to the terms and conditions contained herein, the Banks are willing to amend such provisions of the Credit Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants, conditions, and provisions hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE 1

                        DEFINITIONS FOR THIS AMENDMENT;
                        ------------------------------
                 AMENDMENT OF ARTICLE I OF THE CREDIT AGREEMENT
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          1.1  Definitions for this Amendment.  Any and all initially
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capitalized terms used herein shall have the meanings ascribed thereto in the
Credit Agreement unless specifically defined herein. For purposes of this Amendment, the following initially capitalized terms shall have the following meanings:

          "Agent" shall have the meaning set forth in the introduction to this
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     Amendment.

          "Amendment" means this Amendment Number Two to Credit Agreement among
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     the Borrower, the Banks, and the Agent.

          "Bank" and "Banks" shall have the respective meanings set forth in the
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     introduction to this Amendment.

          "Borrower" shall have the meaning set forth in the introduction to
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     this Amendment.

          "Credit Agreement" means that certain Credit Agreement, dated as of
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     May 20, 1993, among the Borrower, the Banks, and the Agent, as amended by that certain Amendment Number One to Credit Agreement dated as of April 28, 1994.

          1.2  Amendment of Section 1.1 of the Credit Agreement.  Section 1.1 of
               ------------------------------------------------
the Credit Agreement is hereby amended by (a) deleting the following defined terms in their entireties: "Applicable Eurodollar Rate Margin" and "Termination Date"; and (b) inserting the following defined terms:

          "Applicable Eurodollar Rate Margin" means, for each Eurodollar Rate
           ---------------------------------
     Portion of Loans outstanding prior to the Termination Date,
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               (i) 1.00%, if Borrower has at least two of the following long-
     term senior debt ratings (A) Baa3 or less as determined by Moody's Investors Service ("Moody's"), (B) BBB- or less as determined by Standard and Poor's Corporation ("S&P"), and (C) BBB- or less as determined by Duff & Phelps Inc. ("Duff");

               (ii) 0.90%, if the Borrower has at least two of the following long-term senior debt ratings of (A) Baa2 or better as determined by Moody's, (B) BBB or better as determined by S&P, and (C) BBB or better as determined by Duff;

               (iii) 0.80%, if the Borrower has at least two of the following long-term senior debt ratings of (A) Baa1 or better as determined by Moody's, (B) BBB+ or better as determined by S&P, and (C) BBB+ or better as determined by Duff;

               (iv) 0.70%, if the Borrower has at least two of the following long-term senior debt ratings of (A) A3 or better as determined by Moody's,
     (B) A- or better as determined by S&P, and (C) A- or better as determined by Duff.

     In the event that the Borrower satisfies more than one of the ratings requirements clauses in the preceding sentence, the Applicable Eurodollar Rate Margin shall be the lowest applicable percentage amount. In the event that the Borrower does not satisfy any of the ratings requirements clauses in the preceding sentence (due to the unavailability of any such ratings or otherwise), the Applicable Eurodollar Rate Margin shall be 1.00%. Each change in the Applicable Eurodollar Rate Margin based on a change in such long-term senior debt rating shall be effective for each Interest Period of each Eurodollar Rate Portion of the Loans commencing on or after the second Business Day after the date that the Borrower provides written notice to the Agent of such rating change. Within five Business Days after any long-term senior debt rating change by Moody's, S&P or Duff with respect to the Borrower, the Borrower shall provide written notice thereof to the Agent.

          "Termination Date" means, unless extended pursuant to Section 4.1(b),
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     March 31, 1998.


                                 ARTICLE 2

                        AMENDMENT OF CERTAIN PROVISIONS
                        -------------------------------
                            OF THE CREDIT AGREEMENT
                            -----------------------

          2.1  Amendment of Section 4.1 of the Credit Agreement.  Section 4.1 of
               ------------------------------------------------
the Credit Agreement is amended by deleting subsection (b) therefrom in its entirety and substituting therefor the following subsection:

               (b)  Mandatory Termination.
                    ---------------------

               (i) The Commitments shall terminate on the Termination Date.

               (ii) Notwithstanding Section 4.1(b)(i), not later than January 31
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     of each year, commencing January 31, 1996, the Borrower may (at its option)
     give written notice to the Agent and each Bank that it requests the Banks to extend the Termination Date then in effect for an additional one year period. Each of the Banks may grant or reject such request in its sole

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     discretion and shall provide written notice of such grant or rejection to the Borrower and the Agent not later than the March 31 following such request; provided that failure of any Bank so to provide such written
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     notice to the Borrower and the Agent shall be deemed a rejection of such request.

               (iii) In the event that all of the Banks grant such request, the Termination Date then in effect shall be so extended.

               (iv) In the event that Banks having more than 25% of the aggregate Commitments reject such request, the Termination Date then in effect shall not be extended.

               (v) In the event that Banks having not more than 25% of the aggregate Commitments reject such request (each, a "Rejecting Bank"), the Borrower may (at its option) arrange to have one or more banks or other financial institutions (each, a "Successor Bank") succeed to all of the Rejecting Banks' rights and obligations hereunder and under the other Loan Documents on the basis and subject to the provisions set forth in Section
                                                                       -------
     12.9(b), and each Rejecting Bank agrees to make such an assignment to the
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     Successor Bank(s); provided that each Successor Bank shall have agreed to
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     extend the Termination Date to the date requested by the Borrower; provided
                                                                        --------
     further that such assignment shall be consummated (if at all) prior to the
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     January 31 following the rejection by the Rejecting Banks of the proposed extension. In the event that all of such rights and obligations of the Rejecting Banks are so assigned, the Termination Date then in effect shall be extended as requested by the Borrower. In the event that all of such rights and obligations of the Rejecting Banks are not so assigned, the Termination Date then in effect shall not be extended.

          2.2  Amendment of Section 9.2 of the Credit Agreement.  Section 9.2 of
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the Credit Agreement is amended by deleting subsections (a) and (b) therefrom in their entireties and substituting therefor the following subsections:

          (a) Leverage Ratio.  The Borrower will not permit the ratio of
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     Consolidated Total Liabilities to Consolidated Tangible Net Worth to be
     greater than 1.1 to 1.0;

          (b) Minimum Consolidated Tangible Net Worth.  The Borrower will
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     maintain Consolidated Tangible Net Worth of not less than $300,000,000; and

          2.3  Amendment of Section 9.3 of the Credit Agreement.  Section 9.3 of
               ------------------------------------------------
the Credit Agreement is amended by deleting subsection (j) therefrom in its entirety and substituting therefor the following subsection:

          (j) Use of Proceeds.  The Borrower will use the proceeds of the
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     Loans solely for (i) the acquisition of Healthcare Properties, (ii) the investment in mortgage loans on Healthcare Properties, (iii) payment of quarterly dividends to holders of the Borrower's common stock, and (iv) general corporate purposes; provided that no proceeds of the Loans shall be
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     used in connection with any hostile acquisition.

          2.4  Amendment of Section 9.4(f) of the Credit Agreement.  Section
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9.4(f) of the Credit Agreement is amended by deleting clauses (iii), (iv) and
(v) therefrom in their entireties and substituting therefor the following clauses:

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               (iii)  additional purchases of Healthcare Properties of other
     Persons the consideration (whether in cash or in kind) for which (exclusive of expenditures permitted under subsection (g)) does not exceed (A) $20,000,000 individually and (B) $150,000,000 in aggregate in any fiscal year (or such greater amounts as shall be approved by the prior written consent of the Majority Banks); provided that, after giving effect to such
                                     --------
     purchase, no Default shall have occurred and be continuing;

               (iv) Investments in mortgage loans secured by Healthcare Properties in an aggregate amount not to exceed thirty percent (30%) of the aggregate amount (before depreciation and amortization) then invested by the Borrower in fixed or capital assets of Healthcare Properties; or

               (v) Investments in development or construction projects in an aggregate amount not to exceed $30,000,000.


          2.5  Amendment of Section 9.4(o) of the Credit Agreement.  Section 9.4
               ---------------------------------------------------
of the Credit Agreement is amended by deleting subsection (o) therefrom in its entirety and substituting therefor the following subsection:

               (o) Lease of Premises.  The Borrower will not, and will not
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     permit any of its Subsidiaries to, lease or enter into any agreement to lease any Premises now or hereafter owned by it to any lessee unless such lessee (A) has a long-term senior debt rating of Baa3 or better as determined by Moody's Investors Service, BBB- or better as determined by Standard and Poor's Corporation, or BBB- or better as determined by Duff & Phelps Inc.; or (B) provides to Borrower or such Subsidiary an irrevocable standby letter of credit or deposit in an amount not less than six months base rent under the subject lease as security for the lessee's obligations under such lease; or (C) has credit quality acceptable to the Majority Banks in their sole discretion. The provisions of the preceding sentence shall not apply to any lessee with regard to any lease in effect as of May 20, 1993 between such lessee and the Borrower or any such Subsidiary. In addition, the provisions of the preceding sentence shall not apply to any lessee so long as the Borrower has a long-term senior debt rating of Baa3 or better as determined by Moody's Investors Service, or BBB- or better as determined by Standard and Poor's Corporation, or BBB- or better as determined by Duff & Phelps Inc. (each an "Investment Grade Rating"), or to any lessee with regard to any lease entered into between such lessee and the Borrower or any such Subsidiary as of a date when the Borrower held such an Investment Grade Rating.

                                   ARTICLE 3

                                 MISCELLANEOUS
                                 -------------

          3.1  Loan Documents.  This Amendment shall be one of the Loan
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Documents.

          3.2  Execution.  This Amendment may be executed in any number of
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counterparts, each of which when so executed and delivered shall be deemed an original. All of such counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of the signature pages of this Amendment by telecopier shall be equally effective as delivery of a manually executed counterpart. Any party delivering an executed counterpart of the signature pages of this Amendment by telecopier shall

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thereafter also promptly deliver a manually executed counterpart, but the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

          3.3  Effectiveness.  This Amendment shall be effective as of the date
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first written above, when one or more counterparts hereof shall have been executed by the Borrower, the Banks, and the Agent and shall have been delivered to the Agent.

          3.4  No Other Amendment.  Except as expressly amended hereby, the
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Credit Agreement shall remain unchanged and in full force and effect.  To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement, the terms and provisions of this Amendment shall control. This Amendment shall be deemed a part of and is hereby incorporated in the Credit Agreement.

          3.5  Governing Law.  This Amendment shall be governed by, and
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construed and enforced in accordance with, the laws of the State of California.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first set forth above.

                         THE BORROWER
                         ------------

                         NATIONWIDE HEALTH PROPERTIES, INC.


                         By
                           --------------------------------------
                           Title:  Vice President and Treasurer


                         THE AGENT
                         ---------

                         WELLS FARGO BANK, NATIONAL ASSOCIATION


                         By
                           --------------------------------------
                           Title: Vice President

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                         THE BANKS
                         ---------

                         WELLS FARGO BANK, NATIONAL ASSOCIATION



                         By
                           --------------------------------------
                           Title: Vice President



                         NATWEST BANK N.A.



                         By
                           --------------------------------------
                           Title:
                                 --------------------------------


                         THE DAIWA BANK, LIMITED



                         By
                           --------------------------------------
                           Title:
                                 --------------------------------


                         By
                           --------------------------------------
                           Title:
                                 --------------------------------



                         SANWA BANK CALIFORNIA



                         By
                           --------------------------------------
                           Title:
                                 --------------------------------

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